UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2010

Peet's Coffee & Tea, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington (State of Incorporation)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices)

Registrant's telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 18, 2010, the Board of Directors of Peet’s Coffee & Tea, Inc. (the “Company”) approved the amendment and restatement of the Company’s Change of Control Option Acceleration Plan in order to incorporate restricted stock and restricted stock units, including changing the name of the plan to the Change of Control Stock Award Acceleration Plan.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Change of Control Stock Award Acceleration Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: July 9, 2010	By:	/s/ THOMAS P. CAWLEY
Thomas P. Cawley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Change of Control Stock Award Acceleration Plan